SFVegas 2026 February 2026

Legal Disclosures This document contains summarized information concerning Regional Management Corp. (the “Company”) and the Company’s business, operations, financial performance, and trends. No representation is made that the information in this document is complete. For additional financial, statistical, and business information, please see the Company’s most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q filed with the U.S. Securities and Exchange Commission (the “SEC”), as well as the Company’s other reports filed with the SEC from time to time. Such reports are or will be available on the Company’s website (www.regionalmanagement.com) and on the SEC’s website (www.sec.gov). The information and opinions contained in this document are provided as of the date of this presentation and are subject to change without notice. This document has not been approved by any regulatory or supervisory authority. This presentation, the related remarks, and the responses to various questions may contain various “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are not statements of historical fact but instead represent the Company’s expectations or beliefs concerning future events. Forward-looking statements include, without limitation, statements concerning financial outlook or future plans, objectives, goals, projections, strategies, events, or performance, and underlying assumptions and other statements related thereto. Words such as “may,” “will,” “should,” “likely,” “anticipates,” “expects,” “intends,” “plans,” “projects,” “believes,” “estimates,” “outlook,” and similar expressions may be used to identify these forward-looking statements. Such forward-looking statements speak only as of the date on which they were made and are about matters that are inherently subject to risks and uncertainties, many of which are outside of the control of the Company. As a result, actual performance and results may differ materially from those contemplated by these forward-looking statements. Therefore, investors should not place undue reliance on such statements. Factors that could cause actual results or performance to differ from the expectations expressed or implied in forward-looking statements include, but are not limited to, the following: managing growth effectively, implementing Regional Management's growth strategy, and opening new branches as planned; Regional Management's convenience check strategy; Regional Management's policies and procedures for underwriting, processing, and servicing loans; Regional Management's ability to collect on its loan portfolio; Regional Management's insurance operations; exposure to credit risk and repayment risk, which risks may increase in light of adverse or recessionary economic conditions; the implementation of evolving underwriting models and processes, including as to the effectiveness of Regional Management’s custom scorecards; changes in the competitive environment in which Regional Management operates or a decrease in the demand for its products; the geographic concentration of Regional Management's loan portfolio; the failure of third-party service providers, including those providing information technology products; changes in economic conditions in the markets Regional Management serves, including levels of unemployment and bankruptcies; the ability to achieve successful acquisitions and strategic alliances; the ability to make technological improvements as quickly as competitors; security breaches, cyber-attacks, failures in information systems, or fraudulent activity; the ability to originate loans; reliance on information technology resources and providers, including the risk of prolonged system outages; changes in current revenue and expense trends, including trends affecting delinquencies and credit losses; any future public health crises, including the impact of such crisis on our operations and financial condition; changes in operating and administrative expenses; the departure, transition, or replacement of key personnel; the ability to timely and effectively implement, transition to, and maintain the necessary information technology systems, infrastructure, processes, and controls to support Regional Management's operations and initiatives; changes in interest rates; existing sources of liquidity may become insufficient or access to these sources may become unexpectedly restricted; exposure to financial risk due to asset-backed securitization transactions; risks related to regulation and legal proceedings, including changes in laws or regulations or in the interpretation or enforcement of laws or regulations; changes in accounting standards, rules, and interpretations and the failure of related assumptions and estimates; the impact of changes in tax laws and guidance, including the timing and amount of revenues that may be recognized; risks related to the ownership of Regional Management's common stock, including volatility in the market price of shares of Regional Management's common stock; the timing and amount of future cash dividend payments; and anti-takeover provisions in Regional Management's charter documents and applicable state law. The foregoing factors and others are discussed in greater detail in the Company's filings with the SEC. The Company will not update or revise forward-looking statements to reflect events or circumstances after the date of this presentation or to reflect the occurrence of unanticipated events or the non-occurrence of anticipated events, whether as a result of new information, future developments, or otherwise, except as required by law. This presentation contains certain non-GAAP measures. Please refer to the Appendix accompanying this presentation for a reconciliation of non-GAAP measures to the most comparable GAAP measures. This presentation also contains certain financial terms and abbreviations. Please refer to the Appendix accompanying this presentation for a glossary of terms and abbreviations. 2

Company Overview

Legacy states States entered since 2021 Company Overview Potential future state expansion Geographic footprint and net finance receivables as of 12/31/2025 Founded 1987 NYSE Listed: RM 353 branches 19 states Total receivables of $2.1 billion Multi-channel marketing: branches, digital, and direct mail Diversified consumer finance company operating under the name “Regional Finance” Provide installment loan products primarily to customers with limited access to consumer credit from banks, thrifts, credit card companies, and other lenders Goal to consistently grow finance receivables and soundly manage portfolio risk, while providing customers with attractive, safe, easy-to-understand loan products serving their varied financial needs

Growth Strategy Geographic Expansion Accelerated Innovation Product and Channel Expansion Identified states with favorable economics for expansion Continue to identify opportunities to optimize branch network within existing footprint Continue to drive efficiencies leveraging centralized originations and servicing Deploy new technology to further omni-channel experience Leverage AI and data and analytics to improve credit underwriting, customer acquisition and retention, and back-office capabilities Execute on distribution of larger auto-secured loans, higher-margin small loans, and digitally sourced originations Assess new product offerings in the marketplace National scale should enable additional strategic partnerships

Investment Highlights Strong balance sheet supports capital returns Geographic, product, and channel expansion drive growth Omni-channel growth strategy with abundant market opportunity Responsible growth with stable credit using advanced credit tools Modern infrastructure and digital capabilities Deep management experience through credit cycles High customer satisfaction and loyalty Digital and AI capabilities and scale will drive operating leverage

Key Financial Results In millions Responsible and profitable growth in the portfolio State expansion, product development, and digital affiliate initiatives have driven solid growth Efficiency improvement driven by innovation and disciplined expense management Strong execution resulting in continuous improvements in credit quality, operational efficiency, and profitable growth In millions Net income in millions

Abundant Total Addressable Market Approximately 80 million Americans generally align with Regional’s customer base (1)(3) $99 billion market opportunity – RM has ~2% market share and increased our addressable market by over 80% since 2020; still significant runway for growth $4.7 Trillion Consumer Finance Market (2) 26% of US Population with FICO Between 550 & 700 (3) Personal Installment Loans Account for ~$101 billion (2) Adult US Population sourced from US Census Bureau https://www.census.gov/data/tables/time-series/demo/popest/2020s-national-detail.html Sourced from Equifax US National Consumer Credit Trends Report; January 2026 Sourced from FICO Score Credit Insights Report, Fall 2025 Edition https://www.fico.com/en/latest-thinking/market-research/fico-score-credit-insights-fall-2025-edition Auto Loans (36%) Student Loans (28%) Credit Cards (25%) Other (9%) Personal Lending (2%)

Serving Our Customers Best Excellent net promoter score of 58(1) 84% of customers would apply to Regional Finance first the next time they need a loan(1) ~90% favorable ratings for key attributes(1): Loan process was quick, easy, and understandable People are professional, responsive, respectful, knowledgeable, helpful, and friendly Continued investment in digital channels and remote servicing options, and focus on delivering positive customer experience Origination Needs Demographics Top-Notch Customer Service Average Age (2) 57 Years Annual Income (2) $55,000 Some College or Trade School (1) 58% Fall 2025 Customer Satisfaction Survey (performed by third party and commissioned by RM) Based on 4Q 25 origination volume

Product Offerings Multi-Channel Acquisition Small Loans In Branch $1.2B Originated 74% Large/26% Small Direct Mail $513.8MM Originated Convenience Check Loans Digitally Sourced $249.5MM Originated Digital Lead Generation Partnership Affiliates Customer Need Short-term cash needs Bill payment Back-to-school expenses Auto repair Characteristics Size: $500 to $2,500 Average Origination: ~$2,200 Average Origination APR: 44.3% Portfolio Outstanding Balance: $547.0MM # of Loans: 301,500 Originations metrics reflect trailing twelve months (1Q 25 - 4Q 25); portfolio data is as of 12/31/2025 Over the last several quarters, we have focused on growth in auto-secured loans (a large loan segment) and higher-margin small loans (particularly loans with APRs greater than 36%) Auto-secured loans are available for higher credit quality customers, carry lower APRs, and have the lowest loss rates of all product segments Higher-margin small loans enable greater access to credit while generating a margin sufficient to address higher credit risk and to meet return hurdles Large Loans Customer Need Debt consolidation Medical expenses Home repairs Characteristics Size: $2,501 to $35,000 Average Origination: ~$6,500 Average Origination APR: 30.6% Portfolio Outstanding Balance: $1.6B # of Loans: 289,300

Quarterly Originations & Portfolio Growth Record total originations in 4Q 25, driven by strong performance from digital leads, demand for auto-secured product, and 17 new branches opened since 4Q 24 Achieved 13.1% YoY portfolio growth from new branch openings and from growth in high-quality auto-secured and higher-margin small loan portfolios Auto-secured product portfolio grew $87.7MM to 13.7% of the total portfolio, compared to 10.9% in the prior-year period Portfolio of loans with an APR greater than 36% grew $32.5MM, or 9.3%, and represents 17.9% of the total portfolio

Funding

Diversified Liquidity Profile Long history of liquidity support from a strong group of banking partners Diversified funding platform with a senior revolving facility, warehouse facilities, and securitizations Debt balance as of 12/31/2025

Strength of Sponsor Regional has been in business since 1987 and has effectively managed numerous economic and business cycles Deep management and board experience in consumer finance industry Profitable every fiscal year since IPO in 2012 Seasoned Program Regional has successfully completed 13 securitizations (1 private and 12 Rule 144A) totaling $2.6 billion Regional has called 6 of the Rule 144A securitizations since program inception Revolving Period Revolving period allows for reinvestment and extended duration Historical issuances with 2–5-year revolving periods Rating Agencies In December 2025, S&P raised ratings on 3 classes of notes and affirmed ratings on the other 1 class of notes for RMIT transactions in amortization In October 2025, DBRS raised ratings on 5 classes of notes and affirmed ratings on the other 17 classes of notes for RMIT transactions In June 2025, S&P raised ratings on 6 classes of notes and affirmed ratings on the other 2 classes of notes for RMIT transactions in amortization Credit Enhancement Structuring revolver to worst case pool provides additional credit enhancement versus actual pool Rapid Deleveraging Rapid deleveraging through fixed dollar overcollateralization once amortization begins Use of Proceeds Create capacity within warehouses and senior revolver to fund growth ABS Program Highlights

Recent ABS Issuances Reinvestment Criteria 2025-2 2025-1 2024-2 2024-1 2022-1 2021-2 Top 3 States 70.00% 70.00% 70.00% 70.00% 80.00% 80.00% Top State 40.00% 40.00% 40.00% 40.00% 45.00% 45.00% Top State (excluding Top 3) 10.00% 10.00% 10.00% 10.00% 15.00% 15.00% Minimum Weighted Average Coupon 29.00% 29.00% 29.00% 28.50% 25.00% 25.00% Maximum Weighted Average Loan Remaining Term 45 months 45 months 45 months 48 months 48 months 48 months Maximum Loans with Payment Deferment during Collection Period 10.00% 10.00% 10.00% 10.00% 10.00% 10.00% Obligors with a Credit Score less than 541 4.00% 4.00% 2.50% 2.50% 7.00% 7.00% Obligors with a Credit Score less than 581 12.00% 12.00% 10.00% 10.00% 19.00% 19.00% Obligors with a Credit Score less than 621 35.00% 35.00% 35.00% 35.00% 50.00% 50.00% Obligors with a Credit Score less than 661 70.00% 70.00% 70.00% 70.00% 85.00% 85.00% Unsecured (including Convenience Checks) 30.00% 30.00% 30.00% 30.00% 30.00% 25.00% Convenience Checks 20.00% 20.00% 20.00% 20.00% 20.00% 20.00% Convenience Checks with Credit Score less than 621 3.00% 3.00% 3.00% 3.00% 3.00% 2.50%(1) Loans with an Original Balance >$25,000 & <$50,000 5.00% 5.00% 5.00% 3.00% - - Overcollateralization Event Yes Yes Yes Yes Yes Yes (1) RMIT 2021-2 concentration limit included unsecured branch and convenience check loans with credit score less than 621 Class Principal Amount Rating S&P / DBRS WAL to Maturity Initial Credit Enhancement A $188,445,000 AAA / AAA 2.56 32.66% B $16,890,000 AA / AA (L) 3.32 26.58% C $20,660,000 A+ / A (L) 3.55 19.14% D $26,815,000 BBB / BBB (L) 3.94 9.49% Historical issuances with 2–5-year revolving periods (RMIT 2025-2 below had a 2-year revolving period) Reserve account: 0.50% of initial collateral balance Optional clean-up call: 10% or less of the initial note balance Servicing fee: 4.75% per annum of average collateral balance Early amortization events: 3-mo average net loss percentage (annualized) exceeds 17.00% Reinvestment criteria event is ongoing for 3 months Servicer default occurs Latest Issuance: RMIT 2025-2

Governance & Controls

Public Company Discipline and Transparency Full Transparency – Public SEC Filings and Disclosures Internal Controls – SOX controls in place since 2013 External Audits – Deloitte & Touche LLP Compliance – Team of 19, led by Chief Compliance Officer Enterprise Risk Management – Identifies and manages significant company risks Internal Audit – Covers corporate office functions and branch activities Cybersecurity – Guided by National Institute of Standards and Technology (NIST) framework, coupled with 3rd party assessments

Lakhbir Lamba President and Chief Executive Officer Harp Rana Chief Financial and Administrative Officer Manish Parmar Chief Credit Risk Officer Joseph Manavalan Chief Technology and Digital Officer Chris Peterson Chief Data and Analytics Officer Brian Fisher Chief Strategy and Development Officer Catherine Atwood General Counsel and Secretary Eric Bowers EVP of Branch and Central Operations Board of Directors Deep Management Experience Accomplished team with extensive background in consumer finance Lakhbir Lamba President and CEO Manish Parmar Chief Credit Risk Officer Harp Rana Chief Financial and Administrative Officer 25+ years of financial services experience Prior to joining Regional, was Managing Director, North America Retail at Citigroup Held additional roles in business and finance at Citi, including Head of US Retail Deposit and Lending Products 20+ years of credit and financial experience in credit risk, analytics, financial partnerships, database marketing, and modeling Prior to joining Regional, was Chief Credit and Analytics Officer at Conn’s Also held several senior management roles at Discover Financial Services, including the Head of Consumer Risk Management Nearly 30 years of leadership experience in consumer lending and financial services Prior to joining Regional, was EVP, Head of Consumer Lending & Analytics at PNC Financial Services Group Spent 15+ years at PNC including EVP of Retail Lending and EVP of Analytics and Portfolio Management Brian Fisher Chief Strategy and Development Officer 10+ years of consumer finance services experience Previously served as General Counsel and Secretary for Regional Prior to joining Regional, was a corporate and securities attorney for Womble Bond Dickinson, LLP Catherine Atwood General Counsel and Secretary 10+ years of consumer finance services experience Previously served as VP, Deputy General Counsel, and Chief Compliance Officer for Regional Prior to joining Regional, was a business litigation attorney for Womble Bond Dickinson, LLP Bios of Executive Officers

Strong Corporate Governance and Diverse Board of Directors Board of Directors (Non-Employee Directors)

Robust Procedures and Controls Oversight Collateral All borrowers must provide collateral Secured by titled assets (hard secured) or personal property (soft secured) Verifications Identity Employment Income Credit Scoring Diverse data attributes Review of credit bureau information Implementation of custom scorecards in 2018 Repayment Ability Debt to Income Calculation Minimum Annual Income Requirement Lend only against a portion of gross income Collateral Soft Secured Loans (Personal Property) Hard Secured (Titled Assets) Unsecured Verifications Identity Employment Income Credit Scoring Diverse data attributes Review of credit bureau and alternative data Repayment Ability Debt-to-Income Calculation Minimum Annual Income Requirement Lend only against a portion of gross income Risk-Based Audits by Internal Audit Department Yearly Required Training Program Detailed Policy and Procedure Manuals for Branch Consistency Incentive Program Based on Delinquency, Profitability, & Growth Detailed Supervisory Visits and Oversight Monitoring of Critical Analytics Recurring Branch Self-Assessments

Compliance and Audit Internal Audit Operates under a board-approved plan Regularly review loan originations and servicing records Review internal policies and procedures to ensure compliance Branch and Central Employees Annual compliance trainings and re-certification Strong culture of compliance Detailed policies and procedures manuals Monthly branch self-assessments Detailed supervisory visits Compliance Across Home Office Departments Monthly monitoring of critical analytics Establishes standards and provide guidance for risk management and controls Well-documented and controlled reporting framework Oversees external state regulatory audits and internal branch audits Alerts senior management and board to emerging risks Governed by board of directors, performs branch and corporate audits Audit Comprised of multiple SMEs, each performs key function Compliance Team members represent a culture of compliance, with regular trainings Branches

Loss Mitigation Tools Programs are designed to help qualified customers navigate through short- and medium-term cash flow issues and to reduce overall loss in the portfolio Payment Deferral Used for customers with temporary hardships Allows customer to defer their monthly payment which solves immediate cash flow concerns Loan Modification Used for customers with short- and medium-term hardships Allows customer an adjustment to their monthly interest rate which solves for cash flow concerns Delinquent Renewal Refinance of previous loan similar to a renewal, with a recent payment and verified current employment generally required Aids customers that are experiencing medium-term financial hardships and cash flow issues Strong Servicing Capabilities and Loss Mitigation Early-stage collection efforts primarily performed in the branches High-touch relationship allows branches to quickly anticipate and proactively resolve repayment problems Combination of payment options available Late-stage co-collection support for the branches by centralized collectors located offshore and in servicing centers in Texas and South Carolina Bankruptcy and post-charge-off collections handled centrally  Qualifying charged-off accounts are sold to a third party Regional employs a hybrid strategy of localized collection efforts through the branches and centralized support for late-stage collections In-Branch Servicing & Central Support Centralized Collections Current 1-29 30-59 60-89 90-119 120-149 150-179 180+ Post Charge-Off

Credit Performance

Origination Metrics by Product (Less than or equal to 36% APR loans) FICO Original Term APR Original Loan Balance Original term and loan balance increased due to the continued focus on auto-secured loans

Portfolio Credit Metrics (Less than or equal to 36% APR loans) 4Q 25 delinquency rate improved 20 bps YoY 4Q 25 allowance for credit losses of $174.4MM was 145% of 30+ delinquency of $119.9MM, providing strong coverage of delinquent loans 4Q 25 net credit loss rate improved 30 bps YoY from credit tightening and effective portfolio management Loan sale of late-stage delinquent accounts in 4Q 23 accelerated 1Q 24 charge-offs into 4Q 23 2.6% (2.2%) (0.7%)

Net Loss Curves (Less than or equal to 36% APR loans) (1) 2019, 2020, and 2021 vintages were favorably impacted by government stimulus Note: Data as of 12/31/2025 2023 and 2024 vintages are performing well due to credit tightening and effective portfolio management 2022 vintage had elevated yet manageable loss levels that were impacted by peak inflation (1) (1) (1)

(1) Consistent Credit Performance for Rule 144a Transactions (1) Increase for RMITs 2024-1, 2024-2, and 2025-1 were due to normal seasoning of the collateral pools Note - RMIT 2025-2 was excluded due to its unseasoned pool Note - Credit performance for ABS transactions reflects results for active transactions during their revolving periods ABS collateral pools have experienced steady credit performance (1) (1) (1) (1) (1)

Payment Channel Mix (Less than or equal to 36% APR loans) Significant reduction in cash and check payments in branch  83% of payments received by RM are currently made electronically (ACH and Debit)

Appendix 29

Consolidated Income Statements 30

Consolidated Balance Sheets 31

Glossary APR – annual percentage rate Bps – basis points Delinquency rate (DQ %) – delinquent loans outstanding as a percentage of ending net finance receivables Efficiency ratio – general and administrative expenses as a percentage of total revenue EPS – earnings per share Net credit loss rate (NCL %) – net credit losses as a percentage of average net finance receivables Return on assets (ROA) – net income as a percentage of average total assets Return on equity (ROE) – net income as a percentage of average stockholders’ equity WAL – weighted-average life YoY – year-over-year 32